Q2 2026 Financial Results and Business Updates August 11, 2026 Autolus.com For Investor communication only. Not for use in product promotion. Not for further distribution. EX 99-2

Disclaimer These slides contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts, and in some cases can be identified by terms such as “may,” “will,” “could,” “expects,” “plans,” “anticipates,” and “believes.” These statements include, but are not limited to: statements regarding Autolus’ development and commercialization of its product candidates; Autolus' manufacturing, sales and marketing plans for AUCATZYL, including expectations regarding the commercial launch in the United States and the ability to reach patients in a timely manner; the amount and timing of milestone payments under Autolus' collaboration and license agreements; and future development plans of obe-cel, including the timing or likelihood of expansion into additional markets or geographies and related regulatory approvals. Any forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results, performance, or events to differ materially from those expressed or implied in such statements. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation: Autolus' ability to maintain regulatory approval of AUCATZYL; its ability to execute its commercialization strategy for AUCATZYL; its ability to develop, manufacture and commercialize its other product candidates and the timing or likelihood of expansion of AUCATZYL into additional markets or geographies; Autolus' ability to maintain a commercial infrastructure and to successfully launch, market and sell AUCATZYL; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials or future regulatory approval; the labelling for AUCATZYL/obe-cel in any future indication or patient population, if approved; the potential for payors to delay, limit or deny coverage for AUCATZYL; Autolus' ability to obtain, maintain and enforce intellectual property protection for AUCATZYL or any product candidates it is developing; the results of clinical trials are not always being predictive of future results; the cost, timing and results of clinical trials; that many product candidates do not become approved drugs on a timely or cost effective basis or at all; the ability to enroll patients in clinical trials; and possible safety and efficacy concerns. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Autolus’ actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in Autolus' Annual Report on Form 10-K filed with the Securities and Exchange Commission, or the SEC, on March 27, 2026, as well as discussions of potential risks, uncertainties, and other important factors in Autolus’ subsequent filings with the Securities and Exchange Commission. All information in this presentation is as of the date of the presentation, and Autolus undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this presentation. 2 Developing and Delivering a New Generation of T Cell Therapies

Agenda 3 • Welcome and Introduction: Amanda Cray, ED, Investor Relations & External Communications • Operational Highlights: Dr. Christian Itin, CEO • Financial Results: Rob Dolski, CFO • Upcoming Milestones and Conclusion: Dr. Christian Itin, CEO • Q&A: Dr. Christian Itin and Rob Dolski Developing and Delivering a New Generation of T Cell Therapies

Strong AUCATZYL® sales growth in Q2 2026 Developing and Delivering a New Generation of T Cell Therapies 4 +119% year-over-year +140% year-over-year 82 U.S. Authorized Treatment Centers Q2 2026 $45.7 million 1H 2026 $71.9 million Penetration into US market deepening with positive physician experience in existing authorized treatment centers Expansion into new treatment centers in the US & improving distribution of registrations across the ATC footprint Supported by ROCCA consortium real-world data presentations Early in launch, UK showing strong adoption and treatment center expansion Growth Drivers AUCATZYL Global Net Product Revenue WASHINGTON OREGON CALIFORNIA NEVADA IDAHO MONTANA ARIZONA UTAH WYOMING COLORADO NEW MEXICO TEXAS NORTH DAKOTA SOUTH DAKOTA NEBRASKA KANSAS OKLAHOMA MINNESOTA IOWA MISSOURI ARKANSAS LOUISIANA WISCONSIN ILLINOIS MISSISSIPPI MICHIGAN OHIO INDIANA KENTUCKY TENNESSEE ALABAMA GEORGIA FLORIDA WEST VIRGINIA VIRGINIA NORTH CAROLINA SOUTH CAROLINA PENN NEW YORK VT NH MAINE MA CT RI NEW YORK Washington Vancouver San Francisco Las Vegas Monterrey Houston Dallas Chicago Miami Toronto Montreal Boston Los Angeles San Diego United States 4 2 2 3 2 2 2 2 2 2 2 2 2 4 2 2 2 2 2 7 3 2

Executing to plan with momentum in 2026 Developing and Delivering a New Generation of T Cell Therapies 2026 Expectations & Financial Guidance FY 2026 Net Product Revenue Increased from $120-$135 million Gross Margin Achieved: Shift to positive gross margin in 2026 based on increasing volumes and improved manufacturing plant operation Commercial Expansion Achieved: Increase commercial footprint in the US to more than 80 treatment centers 5 WASHINGTON OREGON CALIFORNIA NEVADA IDAHO MONTANA ARIZONA UTAH WYOMING COLORADO NEW MEXICO TEXAS NORTH DAKOTA SOUTH DAKOTA NEBRASKA KANSAS OKLAHOMA MINNESOTA IOWA MISSOURI ARKANSAS LOUISIANA WISCONSIN ILLINOIS MISSISSIPPI MICHIGAN OHIO INDIANA KENTUCKY TENNESSEE ALABAMA GEORGIA FLORIDA WEST VIRGINIA VIRGINIA NORTH CAROLINA SOUTH CAROLINA PENN NEW YORK VT NH MAINE MA CT RI NEW YORK Washington Vancouver San Francisco Las Vegas Monterrey Houston Dallas Chicago Miami Toronto Montreal Boston Los Angeles San Diego United States 4 2 2 3 2 2 2 2 2 2 2 2 2 4 2 2 2 2 2 7 3 2 Now expect $140 - $150 million

Path to profitability in the r/r B-ALL business Developing and Delivering a New Generation of T Cell Therapies 6 Optimizing the operating model and driving cost efficiency *Gross Margin percentage represents gross margin (net product revenue less cost of sales) divided by net product revenue Increasing volumes and operational efficiency initiatives producing gross margin improvements Peak: expect gross profit margin of 65-70% Optimization: Improve efficiency and increase volumes to drive margins Launch: Establish consistent and high-quality product supply and service We are here Expect continued improvement with volumes and cost efficiencies-9% 6% 55% Q4 2025 Q1 2026 Q2 2026 Gross Margin %*

Developing and Delivering a New Generation of T Cell Therapies

Pipeline-in-a-product: expanding obe-cel's potential beyond adult B-ALL

Anticipated news flow and data catalysts for ongoing pipeline programs

Timing	Program	Update	Indication	Trial
End of 2026	Obe-cel	Longer-term follow up data	Systemic Lupus (SLE)	CARLYSLE Phase 1
End of 2026	AUTO 8	Initial data in ~10 patients	AL Amyloidosis	ALARIC Phase 1
Q1 2027	Obe-cel	Preliminary results	Progressive Multiple Sclerosis	BOBCAT Phase 1
2H 2027	Obe-cel	Additional data with longer follow up	Progressive Multiple Sclerosis	BOBCAT Phase 1
End of 2027	Obe-cel	Phase 2 data	Pediatric r/r B-ALL	CATULUS Phase 1/2
2028	Obe-cel	Phase 2 data	Lupus Nephritis (LN)	LUMINA Phase 2

● Oncology (End of 2027 row) ● Autoimmune / B Cell Mediated Disease (all other rows)

7

Upcoming data update: BOBCAT Trial in Progressive MS 8 Patient and physician interest is high; trial enrollment continues on track Determining clinical efficacy in MS, as measured by EDSS or other clinical assessments, requires approximately 12 months of follow-up to understand response due to variability in symptoms and disease activity Q1 2027 2H 2027 Preliminary Phase 1 Data: Targeting ACTRIMS Full Phase 1 Data • Total 12 patients ‒ Safety ‒ PK/PD ‒ Biomarker data • Total 18 patients ‒ Clinical response and longer-term follow up ‒ Imaging data ‒ Expanded safety, PK/PD & biomarker data ‒ Potential path for next development and regulatory activities Developing and Delivering a New Generation of T Cell Therapies

Financial Results

Financial summary – key metrics* 10 *Select metrics only; for full financials please refer to the Company’s 10-Q filing Autolus expects that its current and projected cash, cash equivalents and marketable securities, including the combined first and second tranches totaling $100M from the credit facility, will be sufficient to fund the Company’s operations into Q2 2028. Capital base strengthened through five-year, interest-only credit facility **Cash, cash equivalents and marketable securities; excludes additional capital from credit facility financing which closed in July 2026. Developing and Delivering a New Generation of T Cell Therapies Cash, cash equivalents & marketable securities $201.6M** As of June 30, 2026 USD ($’ 000) Q2 2026 Q2 2025 Variance Product revenue, net 45,672 20,923 24,749 Cost and operating expenses: Cost of sales (20,468) (24,445) 3,977 Research and development expenses, net (27,898) (27,430) (468) Selling, general and administrative expenses (41,161) (30,265) (10,896) Loss from operations (43,838) (61,217) 17,379 Total comprehensive loss (38,585) (28,949) (9,636)

Conclusion

Autolus is positioned for value creation Obe-cel product franchise supports multiple growth opportunities 12 Developing and Delivering a New Generation of T Cell Therapies Initial Indication: Adult r/r B-ALL Strong execution and market expansion Increased FY 2026 guidance to $140-150m in net product revenue Significant opportunity to grow overall CAR T market in adult r/r B-ALL Physician interest to pursue investigator sponsored trials in 1st line ALL 1H 2026 Net Product Revenue Pipeline expansion opportunities grow future commercial potential in new indications Commercial and pipeline opportunities supported by proven manufacturing and product delivery capabilities and established authorized treatment centers • Opportunity to establish a pipeline in a product with two pivotal Phase 2 clinical trials in lupus nephritis and pediatric ALL and a Phase 1 clinical trial in progressive MS • Clinical data catalysts throughout 2027 $71.9 million

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